UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 20, 2026
CEA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41266	27-3911608
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)
385 South Pierce Avenue, Suite C
Louisville, Colorado 80027
(Address of principal executive office) (Zip Code)
(303) 993-5271
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	BNC	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWW	Nasdaq Capital Market
Warrants to purchase Common Stock	BNCWZ	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 24, 2026, the Board of Directors (the “Board”) of CEA Industries Inc. (the “Company”) appointed Alex Odagiu as the Interim President of the Company and a member of the Board, in each case, effective June 23, 2026.

On July 20, 2026, the Company entered into an agreement (the “Consulting Agreement”) with W4 LLC, a Wyoming limited liability company (the “Consultant”), pursuant to which the Consultant will provide Mr. Odagiu to serve as the Interim President of the Company pursuant to the Cooperation Agreement dated June 23, 2026 by and between the Company and YZILabs Management Ltd., reporting directly to the Board. The Consultant is engaged as an independent contractor to provide specialized interim executive services.

As consideration for the consulting services that the Consultant will provide and the Consultant’s other obligations under the Consulting Agreement, the Company will pay the Consultant a monthly fee of $25,000, pro-rated for partial months. The Consultant has committed that Mr. Odagiu will provide the services as Interim President of the Company for 32 hours per week, separate and apart from any other services Mr. Odagiu performs as a member of the Board. During the term of the Consulting Agreement, Mr. Odagiu will not receive any separate cash compensation, cash retainer, meeting fee, cash bonus or similar cash payment from the Company for his service as a member of the Board, other than the fees payable to the Consultant under the Consulting Agreement. The Consultant will be reimbursed for all properly documented and invoiced travel and expenses reasonably incurred at the request of the Company.

The Consultant will serve as a consultant to the Company for a period commencing on the effective date of the Consulting Agreement until at least the appointment of a new Chief Executive Officer of the Company. Prior to the appointment of a new Chief Executive Officer, the Company may terminate the Consulting Agreement only for cause. Following the appointment of a new Chief Executive Officer, either party may terminate the Consulting Agreement for convenience upon 10 days’ prior written notice. Any termination of the Consulting Agreement by the Company will require approval by a majority of the members of the Board then in office, excluding Mr. Odagiu, who will recuse himself from any deliberation and vote regarding such termination.

As a condition of the Consultant’s retention, the Consultant agreed to a proprietary information and invention assignment agreement, which among other things, prohibits unauthorized use or disclosure of Company proprietary information.

The foregoing description of the Consulting Agreement is not complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on March 16, 2026, David Namdar, the Company’s then-current Chief Executive Officer, would conclude his service in such role upon the earlier of (a) the Company’s next annual meeting of stockholders, (b) the appointment by the Board of a new or interim chief executive officer of the Company, or (c) August 31, 2026.

On July 22, 2026, the Board appointed William B. Miller, the Company’s Chief Financial Officer, to also serve as Interim Principal Executive Officer for purposes of the rules and regulations of the SEC (in addition to continuing to serve as the Company’s “principal financial officer” and “principal accounting officer”) until the appointment by the Board of a new or interim chief executive officer of the Company. Biographical and other information for Mr. Miller is contained in the section of the Company’s proxy statement for the Special Meeting (as defined below), filed with the SEC on June 30, 2026, entitled “Executive Officers” and is incorporated herein by reference. Mr. Miller will not receive any additional compensation in connection with his appointment as Interim Principal Executive Officer.

There are no family relationships between Mr. Miller and any director or executive officer of the Company that would require disclosure under Item 401(d) of Regulation S-K. There are no understandings or arrangements between Mr. Miller and any other person pursuant to which Mr. Miller was selected to serve as Interim Principal Executive Officer, other than his existing employment relationship. There are no transactions involving Mr. Miller and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 22, 2026, the Company held its 2026 Special Meeting in Lieu of Annual Meetings of Stockholders (the “Special Meeting”) via live webcast online at www.virtualshareholdermeeting.com/BNC2026SM. As of June 22, 2026, the record date for the Special Meeting, 41,173,850 shares of the Company’s common stock were outstanding and entitled to vote at the Special Meeting. A summary of the matters voted on at the Special Meeting is as follows:

Proposal 1 — Election of six directors of the Company nominated by the Board and named in the proxy statement for the Special Meeting who will each serve until the next annual meeting of stockholders or until their successors are duly elected and qualified.

Nominee:	For	Withheld	Broker Non-Votes
Carly E. Howard	11,289,109	7,402,886	5,994,506
Alex Odagiu	18,395,531	296,464	5,994,506
Matthew Roszak	18,585,817	106,178	5,994,506
Annemarie Tierney	15,853,275	2,838,720	5,994,506
Glenn W. Tyranski	15,852,517	2,839,478	5,994,506
Ling “Ella” Zhang	18,425,023	266,972	5,994,506

Proposal 2 — Ratification of the appointment of Sadler, Gibb & Associates, L.L.C. as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2027.

For	Against	Abstain
24,185,721	490,295	10,485

Proposal 3 — Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes
10,032,528	8,641,418	18,049	5,994,506

Proposal 4 — Approval of the CEA Industries Inc. 2025 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
5,979,996	12,705,550	6449	5,994,506

Proposal 5 — Approval of the CEA Industries Inc. 2026 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
10,545,185	7,241,066	905,744	5,994,506

Proposal 6 — Approval of the adjournment of the Special Meeting, if necessary or appropriate, to permit solicitation of additional proxies to hold the meeting and approve the foregoing proposals.

For	Against	Abstain
16,259,972	7,252,130	1,174,399

Item 9.01 Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description
10.1	Consulting Agreement, dated July 20, 2026, by and between CEA Industries Inc. and W4 LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Dated: July 24, 2026

CEA INDUSTRIES INC.

By:	/s/ William B. Miller
Name:	William B. Miller
Title:	Interim Principal Executive Officer and Chief Financial Officer